UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2023

FNCB Bancorp, Inc.
(Exact name of registrant as specified in its Charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

102 E. Drinker St., Dunmore, PA, 18512
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 570.346.7667

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 par value	FNCB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2023, the Board of Directors of FNCB Bancorp Inc., (the "Company") approved an amendment and restatement of the Company's Amended and Restated Bylaws (the "Amended and Restated Bylaws"), effective immediately. The following sections of the Amended and Restated Bylaws have been amended to, among other things:

●
Section 1.02: Describe the business to be conducted at each annual meeting of the Company’s shareholders (other than the election of directors, which is governed by Section 2.16 of the Amended and Restated Bylaws);

●	Section 1.04: Provide greater specificity regarding the contents, delivery requirements and waiver of the notice of meetings of the Company’s shareholders;

●
Section 1.05: Provide for the order of presiding officer at each meeting of the Company’s shareholders in the event that the Chairman of the Board is absent and provide that the order of business shall be determined by such presiding officer;

●
Section 1.06: Confirm that (i) each share of capital stock shall entitle the shareholder thereof to one vote at the meeting of shareholders at which such shareholder is present, in person or by proxy and (ii) candidates for election as directors receiving the highest number of votes validly cast for each class or group of classes, if any entitled to elect directors separately up to the number of directors to be elected by the class or group of classes shall be elected;

●
Section 1.07: Update the procedures and disclosure requirements for proposed business (other than the election of directors) at meetings of shareholders, including a brief description of the business to be proposed at the meeting;

●	Section 1.08: Provide additional information regarding the proposing shareholder and any Shareholder Associated Person (as defined in the Amended and Restated Bylaws);

●
Sections 1.10-1.16: Confirm procedures of each meeting of shareholders, including with respect to quorum, voting by ballot, adjournments, proxies, inspector of elections, voting lists and participation in meetings by electronic means;

●
Section 1.17: Confirm that, consistent with Pennsylvania law, shareholders may only take action by written consent is only permitted in the event unanimous consent of all holders of capital stock of the Corporation entitled to vote upon such action approve such action;

●
Sections 2.09-2.10 and 2.13-2.14: Confirm procedures of each meeting of the Board of Directors with respect to quorum, voting, adjournments, remote participation in meetings and provide that the Board of Directors may adopt such rules and regulations for conduct of meeting and other affairs of the Company as they deem appropriate;

●	Section 2.11: Provide for the position of Chairman of the Board of Directors and clarify eligibility to fill such role;

●
Section 2.12: Confirm that directors are entitled to receive compensation for their services and reimbursement of their expenses for attending Board of Directors and committee meetings, each as determined by resolution of the Board of Directors from time to time;

●	Section 2.14: Confirm that the Board of Directors and committees may act by written consent without a meeting;

●
Section 2.16: Update the procedures and disclosure requirements for the nomination of director candidates for election at meetings of shareholders, including to require additional information in a notice of nomination submitted by a shareholder and to address the adoption by the U.S. Securities and Exchange Commission of the “universal proxy card” rules, as set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Universal Proxy Card Rules”); such amendments require that nominating shareholders comply with the Universal Proxy Card Rules, provide that a shareholder nominee’s director candidates will be disregarded by the Company if the nominating shareholder has failed to provide evidence of its compliance with the Universal Proxy Card Rules and address the color of proxy cards reserved for use by the Company;

●	Section 2.17: Confirm that the Board of Directors may, at its discretion, designate one or more advisory committees;

●
Section 3.02: Confirm that to the extent authority to take action has been delegated to a committee of the Board of Directors, the committee shall be subject to the same provisions and procedures applicable to the Board;

●	Section 4.01: Confirm that any two or more offices may be filled by the same person and officers need not be directors of the Company;

●	Section 4.03: Clarify the ability of the Board of Directors to remove officers or the President and the right to fill any vacancies in an office;

●
Section 4.12: Confirm that salaries and other compensation of all officers specifically identified in Section 4.01 of the Amended and Restated Bylaws will be determined by the Board of Directors or a committee thereof and compensation of other officers may be fixed by the President; and

●
Section 9.01: Provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States will, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The amendments also include various conforming, technical and non-substantive changes.

The foregoing summary of the amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

Exhibits:

3.1       Amended and Restated Bylaws of FNCB Bancorp, Inc., as amended on January 25, 2023
104      Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNCB BANCORP, INC.

	By:	/s/ James M. Bone, Jr., CPA
James M. Bone, Jr., CPA
Executive Vice President and Chief Financial Officer

Dated: January 30, 2023